Principal Funds, Inc.

Supplement dated January 30, 2017
to the Statutory Prospectus dated December 31, 2016
(as supplemented on January 13, 2017)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR DYNAMIC HIGH YIELD EXPLORER FUND
In the Performance section, delete the second paragraph, and replace with the following:
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.

SUMMARY FOR GLOBAL MULTI-STRATEGY FUND
On March 28, 2017, in the Management section, under Sub-Advisors, remove Cliffwater LLC.

SUMMARY FOR GLOBAL OPPORTUNITIES EQUITY HEDGED FUND
In the Purchase and Sale of Fund Shares section, add the following:
Effective as of the close of the New York Stock Exchange on or about March 1, 2017, the Global Opportunities Equity Hedged Fund will no longer be available for purchase from new investors. Management intends to present a plan of liquidation to the Board of Directors through which the Fund would redeem its shares at net asset value and discontinue its operations. If the Board of Directors approves the plan of liquidation, the Global Opportunities Equity Hedged Fund will be liquidated pursuant to the Plan on or about April 28, 2017.

SUMMARY FOR INTERNATIONAL SMALL COMPANY FUND
In the Performance section, delete the second paragraph, and insert the following:
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.

SUMMARY FOR REAL ESTATE ALLOCATION FUND
In the Performance section, delete the second paragraph, and replace with the following:
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.

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SUMMARY FOR REAL ESTATE DEBT INCOME FUND
In the Performance section, delete the second paragraph, and replace with the following:
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.

MANAGEMENT OF THE FUNDS
On March 28, 2017, under The Sub-Advisors, remove the Sub-Advisor: Cliffwater LLC (“Cliffwater”) section.

PURCHASE OF FUND SHARES
In the Payment section, under Class A, C, and J Shares, delete the third paragraph, and replace with the following:
You may reinvest your redemption proceeds, dividend payment or capital gain distribution without an initial sales charge or contingent deferred sales charge, in the same share class of any other Fund of Principal Funds within 90 days of the date of the redemption. To purchase the shares without a sales charge (initial or contingent deferred) as described in this section, the shareholder must notify Principal Funds at the time of reinvestment that the shareholder is reinvesting proceeds within 90 days of the date of redemption. The original redemption will be considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested within 90 days. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING
In the One-Time Fee - Initial Sales Charge section, under Initial Sales Charge Waiver, delete the second bulleted item, and replace with the following:

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You may reinvest the Funds’ Class A share redemption proceeds without a sales charge within 90 days of the redemption, if you previously paid a sales charge. Shares invested directly within the Class A Money Market Fund are not eligible for this waiver; however, shares in the Money Market Fund that were obtained by exchange of another Fund that imposed an initial sales charge are eligible.

In the One-Time Fee - Contingent Deferred Sales Charge (“CDSC”) section, under Class C Shares and Class J Shares, delete the paragraph under each heading and replace with the following, respectively:
Class C Shares
Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. Within 90 days after the sale of Class C shares, you may reinvest any amount of the sale proceeds in Class C shares and those shares purchased will not be subject to the 12-month CDSC.
Class J Shares
If you sell your Class J shares within 18 months of purchase, a CDSC may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. Within 90 days after the sale of J shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class J shares fund; shares purchased by redemption proceeds are not subject to the eighteen-month CDSC.

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